                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant                                                      [X]
Filed by a party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 PSB GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

                    ________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          _______________________

     (2)  Aggregate number of securities to which transaction applies:
          _______________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________

     (4)  Proposed maximum aggregate value of transaction: _____________________

     (5)  Total fee paid: ____________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________________________________

     (2)  Form, Schedule or Registration Statement: ____________________________

     (3)  Filing Party: ________________________________________________________

     (4)  Date Filed: __________________________________________________________

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600
                                 (248) 548-2900

                                                                  March 23, 2006

Dear Shareholder:

     I am pleased to invite you to attend the PSB Group, Inc.'s 2006 annual meeting of shareholders on Tuesday, April 25, 2006. We will hold the meeting at 2:00 p.m. at the Ukrainian Cultural Center, 26601 Ryan Road, Warren, Michigan.

     On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find your proxy card, which allows you to vote on these matters, and the Company's 2005 Annual Report.

     Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. PLEASE COMPLETE AND MAIL IN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE MEETING. You can attend the meeting and vote in person, even if you have sent in a proxy card.

     The Board of Directors recommends that shareholders vote FOR each of the proposals stated in the proxy statement.

     The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

                                        Sincerely,


                                        /s/ Robert L. Cole
                                        ----------------------------------------
                                        Robert L. Cole
                                        President and Chief Executive Officer

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME................   2:00 p.m. on Tuesday, April 25, 2006

PLACE...............   Ukrainian Cultural Center
                       26601 Ryan Road
                       Warren, Michigan

ITEMS OF BUSINESS...   (1) To elect three members of the Board of Directors each for a three-year term.

                       (2)  To ratify the selection of Plante & Moran, PLLC as
                            independent auditors of the Company for the 2006 fiscal
                            year.

                       (3) To transact such other business as may properly come before the Meeting.

ANNUAL REPORT.......   Our 2005 Annual Report, which is not a part of the proxy
                       soliciting material, is enclosed.

RECORD DATE.........   You can vote if you are a shareholder of record on March 1,
                       2006.

QUORUM..............   A majority of the shares of common stock must be represented at the meeting. If there are insufficient shares, the
                       meeting may be adjourned.

March 23, 2006                                                   David A. Wilson
                                                                       Secretary

                                TABLE OF CONTENTS

SOLICITATION AND VOTING....................................................    1
   Shareholders Entitled to Vote...........................................    1
   Voting Procedures.......................................................    1
   Voting Procedures for Shares in the Company's 401(k) Plan...............    2
   Required Vote...........................................................    2
   Revoking a Proxy........................................................    2
   List of Shareholders....................................................    2
   Cost of Proxy Solicitation..............................................    3
   Inspector of Election...................................................    3
   Other Matters...........................................................    3
GOVERNANCE OF THE COMPANY..................................................    3
COMMITTEES OF THE BOARD....................................................    4
   The Executive Committee.................................................    4
   The Audit Committee.....................................................    4
   Audit Committee Financial Expert........................................    4
   The Directors Loan Committee............................................    4
   The Investment and Asset Liability Management Committee.................    4
   The Nominating Committee................................................    5
   The Compensation and Benefits Committee.................................    5
   The Strategic and Long Range Planning Committee.........................    5
   Code of Ethics..........................................................    5
   Shareholder Communications with the Board...............................    6
ITEM 1. ELECTION OF DIRECTORS..............................................    6
ITEM 2. APPROVAL OF AUDITORS...............................................    8
   Audit Fees..............................................................    8
   Audit Related Fees......................................................    8
   Tax Fees................................................................    9
   All Other Fees..........................................................    9
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS, MOST
   HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND
   EXECUTIVE OFFICERS AS A GROUP...........................................   10
SECURITY OWNERSHIP OF SHAREHOLDERS HOLDING 5% OR MORE......................   11
EXECUTIVE COMPENSATION.....................................................   12
   Option Grants in 2005...................................................   13
   Total Options Exercised in 2005 and Year End Values.....................   14
OTHER COMPENSATION ARRANGEMENTS............................................   14
   Employment Agreements...................................................   14
   Director Compensation...................................................   16
   401(k) Plan and ESOP....................................................   16
   2004 Stock Option Plan..................................................   17
   Compensation Committee Interlocks and Insider Participation.............   17
   Transactions with Certain Related Persons...............................   17
PERFORMANCE GRAPH..........................................................   18
EXECUTIVE COMPENSATION COMMITTEE REPORT....................................   19
AUDIT COMMITTEE REPORT.....................................................   20
COMPLIANCE WITH SECTION 16.................................................   21
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY
   PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
   SHAREHOLDERS............................................................   21

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600

                             SOLICITATION AND VOTING

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of PSB Group, Inc. (the "Company" "we" or "us") is soliciting your proxy to vote at the 2006 Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting.

     You are invited to attend our Annual Meeting of Shareholders on April 25, 2006 beginning at 2:00 p.m. The Annual Meeting will be held at the Ukrainian Cultural Center, 26601 Ryan Road, Warren, Michigan.

     This Proxy Statement and the enclosed form of proxy are being mailed starting March 23, 2006.

SHAREHOLDERS ENTITLED TO VOTE

     Holders of record of common stock of the Company at the close of business on March 1, 2006 are entitled to receive this notice. Each share of common stock of the Company is equal to one vote.

     There is no cumulative voting at the Annual Meeting.

     As of the record date, there were 3,029,152 common shares outstanding.

VOTING PROCEDURES

     You can vote on matters to come before the meeting in one of three ways:

          -    you can come to the Annual Meeting and cast your vote there;

          - you can vote by giving a proxy to another person who can cast your vote at the Annual Meeting; or

          - you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     You may also choose to vote for all of the nominees for directors and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for director and FOR each of the proposals.

     The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

     If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S 401(K) PLAN

     If you participate in the Company's 401(k), Profit Sharing and Employee Stock Ownership Plan (the "401(k) Plan"), please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

     Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" are not counted in determining the vote. As to ratification of Plante & Moran, PLLC and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker non votes are again not counted for purposes of approving the matter.

REVOKING A PROXY

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

          -    You may send in another proxy with a later date;

          - You may notify the Company's Secretary in writing at PSB Group, Inc., 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600; or

          -    You may revoke by voting in person at the Annual Meeting.

     If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

LIST OF SHAREHOLDERS

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices at 1800 East 12 Mile Road, Madison Heights, Michigan for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

COST OF PROXY SOLICITATION

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. Directors, officers and employees who solicit proxies will not be compensated for such activities. We have not hired and do not intend to hire a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION

     Your proxy returned in the enclosed envelope will be delivered to the Company's Secretary, David A. Wilson. The Board of Directors has designated Barbara Heath and Rhonda Kozlowski of PSB Group, Inc. to act as inspectors of election and to tabulate the votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

                            GOVERNANCE OF THE COMPANY

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

     Our Company's Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Articles of Incorporation requires the vote of shareholders. The Board of Directors selects the management of the Company which is responsible for the Company's day to day operations. The Board acts as an advisor to management and also monitors its performance. Our Board of Directors has determined that each of Messrs. Wood, Morawski, Jacobs, Ross and Kowalski are independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

     During 2005, the Board of Directors met as the Company's Board of Directors 19 times. In addition, the Board of Directors has authorized seven Committees to manage distinct matters of the Company. These Committees are the Executive Committee, the Audit Committee, the Directors Loan Committee, the Investment and Asset/Liability Management Committee, the Nominating Committee, the Compensation and Benefits Committee and the Strategic and Long Range Planning Committee. Membership on each of the Committees is set forth on the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2005.

                             COMMITTEES OF THE BOARD

                                                                                                    STRATEGIC AND
                                                       INVESTMENT AND                                 LONG RANGE
                                          DIRECTORS   ASSET/LIABILITY                COMPENSATION      PLANNING
        NAME          EXECUTIVE   AUDIT      LOAN        MANAGEMENT     NOMINATING   AND BENEFITS     COMMITTEE
        ----          ---------   -----   ---------   ---------------   ----------   ------------   -------------
Robert L. Cole           [X]                 [X]            [X]                          [X]*            [X]
James B. Jacobs                    [X]       [X]            [X]                                          [X]
Michael J. Kowalski                          [X]            [X]             [X]          [X]
Longine V. Morawski      [X]       [X]       [X]                            [X]          [X]             [X]
Sydney L. Ross                     [X]       [X]                                         [X]
Edward Turner                                [X]                                                         [X]
David L. Wood            [X]       [X]       [X]            [X]             [X]          [X]             [X]

*    Nonvoting member

THE EXECUTIVE COMMITTEE (Number of Meetings in 2005:12)

     The Executive Committee oversees and evaluates the Chief Executive Officer, develops new initiatives for presentation to the Board of Directors, and is responsible for Board issues which arise during intervals between Board meetings.

THE AUDIT COMMITTEE (Number of Meetings in 2005:6)

     The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

          -    maintaining a liaison with the outside auditors

          -    reviewing the adequacy of audit and internal controls

          - reviewing with management and outside auditors financial disclosures of the Company

          - reviewing any material changes in accounting principles or practices used in preparing statements

Audit Committee Financial Expert. While the Board of Directors endorses the effectiveness of our Audit Committee, its membership does not include a director who qualifies for designation as an "audit committee financial expert" - a new concept under federal regulation that contemplates such designation only when an audit committee member satisfies all five qualification requirements, such as experience (or "experience actively supervising" others engaged in), preparing, auditing, analyzing or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our Company's financial statements.

THE DIRECTORS LOAN COMMITTEE (Number of Meetings in 2005:24)

     The Directors Loan Committee is responsible for reviewing and making recommendations concerning the Company's credit policy, providing an annual strategic analysis and business plan for lending, reviewing loans requiring full Board approval prior to presentation and approving loans with total commitments between $1,000,000 and $2,000,000. This committee meets on an adhoc basis as is needed.

THE INVESTMENT AND ASSET LIABILITY MANAGEMENT COMMITTEE (Number of Meetings in 2005:1)

     The primary objective of the Investment and Asset/Liability Management Committee is to review the investment strategy implementation, the asset/liability management results and to review the policies governing the investments and asset/liability management. This committee generally meets once a year.

THE NOMINATING COMMITTEE (Number of Meetings in 2005:1)

     Our Board of Directors has a Nominating Committee which consists of three directors. David L. Wood, Michael J. Kowalski and Longine V. Morawski are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies.

     Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was attached as an appendix to the proxy statement in connection with the 2005 annual meeting and is also available to shareholders on our website, at http://www.psbnetbank.com. Each of the members of our Nominating Committee is independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

     The Nominating Committee's policy is to consider director candidates recommended by shareholders. Such recommendations must be made pursuant to notice in writing by January 1 of the year in which the meeting will be held to:

                                 PSB Group, Inc.
                             1800 East 12 Mile Road
                      Madison Heights, Michigan 48071-2600
                        Attn: David A. Wilson, Secretary

The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers.

THE COMPENSATION AND BENEFITS COMMITTEE (Number of Meetings in 2005:5)

     The primary objective of the Compensation and Benefits Committee is to review the entire benefits package for the Company. This includes the 401(k) Profit Sharing Plan, the salary and wages budget, the Executive Bonus Plan and the health and welfare benefits. The committee is also responsible for publishing an annual Executive Compensation Committee Report for the shareholders. This committee meets as needed, generally three times a year.

THE STRATEGIC AND LONG RANGE PLANNING COMMITTEE (Number of Meetings in 2005:3)

     The Strategic and Long Range Planning Committee is responsible for plans that exceed 2 years. This can include branching, acquisitions, formation of new companies or other items that take a longer timeframe to be completed. It provides management with direction on the long term goals and what needs to be focused on with goals in the 3 to 5 years or longer range.

CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

     - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     - Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications we make;

     -    Compliance with applicable governmental laws, rules and regulations;

     - The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

     -    Accountability for adherence to the code.

This Code of Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as Exhibit 14. We have also posted it on our Web site at http://www.psbnetbank.com. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K,
Item 406(b) by posting such information on our Web site at http://www.psbnetbank.com within five business days following the date of the amendment or waiver.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     Our Board of Directors has a process for shareholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of shareholders, if possible. Five of our seven current directors attended the 2005 annual meeting of shareholders.

                          ITEM 1. ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, currently consisting of classes of three, three, and one director, respectively. Each class of directors is elected for a three-year term. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

     Three directors will be elected at the Annual Meeting, each to serve a three-year term expiring at our Annual Meeting in 2009.

     The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the three nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as directors with the term expiring at the Annual Meeting in the year set forth below:

                        CLASS II - TERM EXPIRING IN 2009

                                 James B. Jacobs
                               Longine V. Morawski
                                Edward H. Turner

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

     We expect the nominees to be able to serve if elected. If any nominee is not able to serve, proxies may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other directors whose terms of office continue after the Annual Meeting is set forth below.

                    NOMINEES WHOSE TERMS WILL EXPIRE IN 2009

NAME AND AGE AS OF                                  POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING                               BUSINESS EXPERIENCE AND DIRECTORSHIP
------------------                               ------------------------------------
James B. Jacobs, Age 62       Elected  to the board of  directors  in 2003.  Director  of the Center for
                              Workforce Development, Macomb Community College (6/00-present);  Associate
                              Vice President, Macomb Community College (1/95-6/00).

Longine V. Morawski, Age 54   President of MP Tool & Engineering,  a manufacturing  company, since 1974.
                              Mr.  Morawski  has served as a director of the Company  since 1999 and has served as Vice  Chairman of the Board of  Directors  of the Company  since
                              2000.

Edward Turner, Age 59         President of Turner and Associates  Consultants,  a consulting  firm which specializes in providing  consulting  services to financial  institutions, since 1994.  Mr. Turner was appointed to the Board of Directors in 2001.

                       DIRECTORS WITH TERMS EXPIRING 2007

NAME AND AGE AS OF                            POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING                         BUSINESS EXPERIENCE AND DIRECTORSHIP
------------------                         ------------------------------------
David L. Wood, Age 61   David  L.  Wood  recently   retired  from  Colonial   Bushings,   Inc.,  a
                        manufacturer of precision  tooling  components,  where he had been Manager since 1973.  Mr.  Wood has served as a director of the Company  since 1985 and has served as its Chairman since 2000.

                       DIRECTORS WITH TERMS EXPIRING 2008

NAME AND AGE AS OF                                  POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING                               BUSINESS EXPERIENCE AND DIRECTORSHIP
------------------                               ------------------------------------
Robert L. Cole, Age 64        Robert L. Cole has been with the Company  since 1996  serving as its Chief
                              Executive Officer,  President and a director.  Mr. Cole was also President of The State Bank located in Fenton,  Michigan in the  commercial  banking division from 1977 until 1996.

Michael J. Kowalski, Age 42   Michael J.  Kowalski  has served as  President  of Kowalski  Companies,  a sausage and meat  manufacturer,  since 1994. Mr.  Kowalski has served as a director of the Company since 1994.

Sydney L. Ross, Age 56        Sydney L. Ross is the  President  of General  Wine and Liquor  Company,  a
                              wholesale  wine  and  spirit  delivery  company  and  has  served  in such capacity since 1978.  Mr. Ross became a director of the Company in 2001.

                          ITEM 2. APPROVAL OF AUDITORS

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Plante & Moran, PLLC to serve as our independent auditors for 2006. The Board of Directors is asking the shareholders to ratify the appointment of Plante & Moran, PLLC.

     In the event our shareholders fail to ratify the selection of Plante & Moran, PLLC, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of Plante & Moran, PLLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT FEES

     Audit fees and expenses billed to the Company by Plante & Moran, PLLC for the audit of the Company's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, and for review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are as follows:

  2005      2004
-------   -------
$79,600   $81,000

AUDIT RELATED FEES

     Audit related fees and expenses billed to the Company by Plante & Moran, PLLC for fiscal years 2005 and 2004 for services related to the performance of the audit or review of the Company's financial statements that were not included under the heading "Audit Fees", are as follows:

  2005      2004
-------   ------
   $0     $6,800

TAX FEES

     Tax fees and expenses billed to the Company for fiscal years 2005 and 2004 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company's federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

  2005     2004
-------   ------
$11,450   $9,400

ALL OTHER FEES

     Fees and expenses billed to the Company by Plante & Moran, PLLC for all other services provided during fiscal years 2005 and 2004 are as follows:

  2005      2004
-------   -------
$20,190   $11,700

     In accordance with Section 10A(i) of the Exchange Act, before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. None of the time devoted by Plante & Moran on its engagement to audit the Company's financial statements for the year ended December 31, 2005 is attributable to work performed by persons other than Plante & Moran employees.

     The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker non votes, is required for approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PLANTE & MORAN, PLLC AS OUR INDEPENDENT AUDITORS FOR THE YEAR 2006.

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

                                                       AMOUNT AND
                                                  NATURE OF BENEFICIAL         OWNERSHIP
                      NAME                            OWNERSHIP(1)       AS A PERCENT OF CLASS
                      ----                        --------------------   ---------------------
Theodore G. Bangert (Executive Officer)               1,282.2296 (2)                *
Robert L. Cole (Director and Executive Officer)       4,509.4294 (3)                *
James B. Jacobs (Director)                                   315 (4)                *
Tami Janowicz (Executive Officer)                       551.6578 (5)                *
Michael J. Kowalski (Director)                       10,458.9382 (6)                *
Longine V. Morawski (Director)                       27,102.6904 (7)                *
Sydney L. Ross (Director)                            16,108.2480 (8)                *
Edward Turner (Director)                                   1,190 (9)                *
David A. Wilson (Executive Officer)                   7,450.3054(10)                *
David L. Wood (Director-Chairman)                    40,158.3801(11)             1.41%
All directors and executive officers as a group
   (10 persons)                                      111,616.8069                3.67%

----------
(1) The securities "beneficially owned" by an individual are determined as of March 1, 2006 by information obtained from the persons listed above, in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this Proxy Statement. Unless otherwise indicated below, the persons named in this table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 2,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant.

(3) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 5,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant.

(4) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 2,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant.

(5) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 1,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant.

(6) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 2,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant. Also includes 8,999 phantom stock units acquired by Mr. Kowalski under the Company's Deferred Compensation Plan for which payment is to be made in the form of Company common stock.

(7) Includes 15,575.3699 shares owned by MP Tooling & Engineering, Inc. and 2,027.5383 shares owned by LVM Enterprises, Inc., both of which companies are 100% owned by Mr. Morawski. Also includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 2,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant.

(8) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 2,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant.

(9) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 2,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant.

(10) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 2,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant.

(11) Includes 0 shares subject to options granted under the Company's Stock Option Plan which are currently exercisable or will become exercisable within 60 days and excludes 2,000 shares subject to unexercisable options. Options vest at a rate of 1/3 per year over a three-year period commencing on the one-year anniversary of the date of grant. Also includes 2,500 phantom stock units acquired by Mr. Wood under the Company's Deferred Compensation Plan for which payment is to be made in the form of Company common stock.

*    Less than 1% ownership as a percent of class.

              SECURITY OWNERSHIP OF SHAREHOLDERS HOLDING 5% OR MORE

     The table below contains shareholder information for persons believed by the Company to own five percent or more of the Company's common stock. Ownership of the Company's common stock is shown in terms of "beneficial ownership." A person generally "beneficially owns" shares if he has either the right to vote those shares or dispose of them. More than one person may be considered to beneficially own the same shares.

     In this Proxy Statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him. The percentages shown below compare the persons beneficially owned shares with the total number of shares of the Company's common stock outstanding on March 1, 2006 (3,029,152 shares).

                                        NUMBER
NAME AND ADDRESS                          OF           PERCENT
OF BENEFICIAL OWNER                     SHARES        OF CLASS
-------------------                    -------        --------
Christopher S. Olson                   276,277(1)       9.12%
22641 Statler
St. Clair Shores, MI 48081

Lance K. Olson                         213,121(2)       7.03%
305 Lincoln
Grosse Pointe, MI 48230

Madison Holdings Limited Partnership   237,157(3)       7.83%
27301 Dequindre Road
Madison Heights, Michigan 48071

Dr. Leon Fill Foundation                 5,351(3)        .18%
27301 Dequindre Road
Madison Heights, Michigan 48071

Norman M. Fill                              626(3)        .02%
27301 Dequindre Road
Madison Heights, Michigan 48071

----------
(1) Based upon information disclosed in a Schedule 13G filed on or around September 11, 2002 and records of the Company's stock transfer agent.

(2) Based upon information disclosed in a Schedule 13G filed on or around September 11, 2002 and the reporting person's sale of 50,000 shares in December 2005 of which the Company was aware.

(3) Based upon information disclosed in Schedules 13D filed on or around August 31, 2001 and records of the Company's stock transfer agent. Madison Holdings Limited Partnership ("Madison"), Dr. Leon Fill Foundation (the "Foundation"), and Norman M. Fill ("Fill") disclosed that they had sole power to vote or dispose of certain shares. Fill is the managing partner of Madison and the sole trustee of the Foundation. Madison, the Foundation and Fill are believed to own an aggregate of 243,134 shares of common stock or approximately 8.0%.

                             EXECUTIVE COMPENSATION

     The following table shows, for the years ended December 31, 2005, 2004 and 2003, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers who accrued salary and bonus in excess of $100,000 in fiscal year 2005. There are no family relationships among any of the executive officers or directors of the Company. Executive officers of the Company serve at the discretion of the Board of Directors.

                               COMPENSATION TABLE

                                     ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
                          ----------------------------------------   --------------------------------------------------
                                                                               AWARDS                    PAYOUTS
                                                                     -------------------------   ----------------------
                                                         OTHER                     SECURITIES
                                                         ANNUAL      RESTRICTED    UNDERLYING      LTIP      ALL OTHER
NAME AND PRINCIPAL                SALARY     BONUS    COMPENSATION     STOCK      OPTIONS/SARS   PAYOUTS   COMPENSATION
     POSITION             YEAR    ($)(1)     ($)(1)      ($)(2)      AWARDS ($)       (#)          ($)     ($)(3)(4)(5)
------------------        ----   --------   -------   ------------   ----------   ------------   -------   ------------
Robert L. Cole            2005   $232,000   $37,120        --            --           5,000         --        $30,320
President and Chief       2004    224,000    30,240        --            --              --         --         31,491
Executive Officer         2003    218,000    87,200        --            --              --         --         32,946

Theodore G. Bangert       2005   $141,000   $17,285        --            --           2,000         --        $10,873
Senior Vice President     2004    136,700    16,746        --            --              --         --         10,855
and Senior Lender         2003    134,000    35,505        --            --              --         --         12,767

David A. Wilson           2005   $119,500   $14,639        --            --           2,000         --        $ 9,538
Senior Vice President,    2004    115,800    14,186        --            --              --         --          9,308
Chief Financial Officer
and Secretary             2003    113,000    38,030        --            --              --         --         10,887

----------
(1) "Salary" includes amounts deferred by the Named Executive Officer under the Bank's Deferred Compensation Plan. "Bonus" consists of board approved discretionary bonuses.

(2) For each of the years 2003 through 2005, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total Salary and Bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock.

(3) Includes for 2005, profit sharing contributions of $3,802, $2,684, and $2,226; fees for attendance at board meetings of $17,050, $1,800, and $1,800; and 401(k) Plan matches of $9,468, $6,388, and $5,512 for Messrs.
     Cole, Bangert, and Wilson, respectively.

(4) Includes for 2004, profit sharing contributions of $3,801, $2,646, and $2,194; fees for attendance at board meetings of $17,533, $1,800, and $1,800; and 401(k) Plan matches of $10,157, $6,409, and $5,313 for Messrs.
     Cole, Bangert, and Wilson, respectively.

(5) Includes for 2003, profit sharing contributions of $7,525, $4,705, and $3,900; fees for attendance at board meetings of $15,550, $1,800, and $1,800; and 401(k) Plan matches of $9,871, $6,262, and $5,187 for Messrs.
     Cole, Bangert, and Wilson, respectively.

BACKGROUNDS OF OUR EXECUTIVE OFFICERS

     In addition to the information about our President and Chief Executive Officer, Robert L. Cole, which is set forth on page 8, the following is information about the Company's other executive officers.

Theodore G. Bangert, Age 52, has been involved in banking for 32 years, starting as a teller and moving up through the lending area. Mr. Bangert has been the Senior Lender at Peoples State Bank for 5 years.

David A. Wilson, Age 45, has been in banking for 23 years, 15 at Peoples State Bank. Mr. Wilson has held a number of positions at the bank and became Chief Financial Officer December, 1998.

Tami Janowicz, Age 48, has been with the Bank for 22 years. Has held positions in retail, compliance, and human resources. Ms. Janowicz was promoted to Senior Retail and Compliance Officer in 2005.

OPTION GRANTS IN 2005

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named above in the summary compensation table:

                                        (C)
                        (B)     % OF TOTAL OPTIONS
                      OPTIONS       GRANTED TO             (D)             (E)
        (A)           GRANTED      EMPLOYEES IN      EXERCISE PRICE    EXPIRATION
       NAME             (#)         FISCAL YEAR          ($/SH)           DATE
       ----           -------   ------------------   --------------   -------------
Robert L. Cole         5,000         26%                  24.42       July 28, 2015
Theodore G. Bangert    2,000         10%                  24.42       July 28, 2015
David A. Wilson        2,000         10%                  24.42       July 28, 2015

                      POTENTIAL REALIZABLE VALUE AT ASSUMED
                    ANNUAL RATES OF STOCK PRICE APPRECIATION

                                          FOR OPTION TERM (10 YEARS) (2)
                      ---------------------------------------------------------------------
                                   5%                                 10%
                      ----------------------------   --------------------------------------
                                         AGGREGATE
                      POTENTIAL PRICE    POTENTIAL   POTENTIAL PRICE         AGGREGATE
                        PER SHARE AT    REALIZABLE     PER SHARE AT    POTENTIAL REALIZABLE
       NAME              EXPIRATION        VALUE        EXPIRATION             VALUE
       ----           ---------------   ----------   ---------------   --------------------
Robert L. Cole             $31.76         $36,717         $50.58             $130,790
Theodore G. Bangert        $31.76         $14,687         $50.58             $ 52,316
David A. Wilson            $31.76         $14,687         $50.58             $ 52,316

(1) None of the options in this table are currently exercisable. The options vest at a rate of 1/3rd per year over a three-year period beginning on the one-year anniversary of the grant date (July 28, 2005), subject to acceleration in the event of a change in control of the Company. The options expire ten years from the grant date.

(2) Potential realizable value is presented net of the option exercise price, but before any federal or state income taxes associated with exercise. These amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules from the market price on the grant date of $19.50 per share. Actual gains, if any, on stock option exercises depend on future performance of the common stock and overall market conditions.

TOTAL OPTIONS EXERCISED IN 2005 AND YEAR END VALUES

     This table gives information for options exercised by each of the named executive officers in 2005 and the value (stock price less exercise price) of the remaining options held by those officers at year-end price of the Common Stock.

                        FISCAL YEAR-END OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES         VALUE UNEXERCISED
                                                   UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                   OPTIONS/SARS AT FISCAL         OPTIONS/SARS AT
                         SHARES                           YEAR-END                FISCAL YEAR END
                        ACQUIRED       VALUE                (#)                        ($)(1)
        NAME          ON EXERCISE   REALIZED $   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
        ----          -----------   ----------   -------------------------   -------------------------
Robert L. Cole             0             0                0/5,000                       $0/0
Theodore G. Bangert        0             0                0/2,000                       $0/0
David A. Wilson            0             0                0/2,000                       $0/0

----------
(1) Based on market value of the underlying stock at the fiscal year end of $17.50 minus the exercise price. The market price on March 1, 2006 was $17.25 per share.

                         OTHER COMPENSATION ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     The Company has entered into management continuity agreements with Messrs. Cole, Bangert, and Wilson. The agreements generally provide for certain compensation to be paid to Messrs. Cole, Bangert, and Wilson following a "change of control" of the Company and the occurrence within the term of the management continuity agreement of either (1) the termination of the executive's employment by the Company for reasons other than cause; or (2) the constructive discharge of the executive. If such event occurs within the term of the agreements, then the executive is entitled to severance benefits as described below. In the event of the occurrence of either of these two events severance benefits become payable to the executive.

     In the case of Mr. Cole, the term of his agreement is one year from its effective date, May 16, 2003. The agreements automatically renew for an additional one year period on each anniversary of the effective dates unless terminated for one of the reasons enumerated in the agreements. Upon a change of control of the Company, the term of the agreements become a fixed term that expires on the later of the fourth anniversary of the effective date of the agreements or the end of the one year period following the date of the change of control.

     The severance benefit payable to Mr. Cole is a multiple of the sum of his average cash compensation plus the annual contribution that the Company would have made on his behalf to the Company's qualified retirement plans. The multiple shall be equal to the number of years, rounded to the nearest twelfth, remaining in the term of the agreement except that the multiple shall not exceed three nor be less than one. For purposes of the agreement, "average cash compensation" shall be the average base salary and bonus paid for the most recent five calendar years ending prior to the effective date of the change of control.

     In the case of Messrs. Bangert and Wilson, the term of their agreements are one year from their effective dates, May 16, 2003. The agreements automatically renew for an additional one year period on each anniversary of the effective dates unless terminated for one of the reasons enumerated in the agreements. Upon a change of control of the Company, the term of the agreements become a fixed term that expires on the third anniversary of the date of the change of control.

     The severance benefit payable to Messrs. Bangert and Wilson is a multiple of the sum of their average cash compensation plus the annual contribution that the Company would have made on their behalf to the Company's qualified retirement plans. The multiple shall be equal to the number of years, rounded to the nearest twelfth, remaining in the term of the agreement except that the multiple shall not exceed two nor be less than one. For purposes of the agreement, "average cash compensation" shall be the average base salary and bonus paid for the most recent five calendar years ending prior to the effective date of the change of control.

     Severance benefits payable to any executive under the management continuity agreements shall be reduced to the extent necessary to prevent such benefits from constituting an "excess parachute payment" under Section 280G of the Internal Revenue Code (the "Code"). Such reduction is intended to assure that such benefits shall not be characterized as not deductible by the Company for federal income tax purposes due to the provisions of Section 280G of the Code.

     For purposes of the management continuity agreements, "constructive discharge" is defined as the occurrence of one or more of the following without the executive's consent: (i) the executive is not reelected to the office he currently holds with the Company; (ii) the removal of or failure to vest in the executive the duties and responsibilities he reasonably needs to serve in the office he currently holds with the Company; (iii) the Company notifies the executive that it is terminating the executive's employment without cause; (iv) the relocation of the executive's office to a place more than 50 miles from Madison Heights, Michigan; or (v) the Company otherwise commits a material breach of its obligations under the management continuity agreement.

     For purposes of the management continuity agreements, a "change of control" will be deemed to have occurred if: (A) any person acquires beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities of the Company; or (B) the individuals who were members of the Board of Directors of the Company on the Effective Date (the "Current Board Members") cease to constitute a majority of the Board of the Company or its successor; however, if the election or the nomination for election of any new director of the Company or its successor is approved by a vote of a majority of the individuals who are Current Board Members, such new director shall be considered a Current Board Member; or (C) the Company's shareholders approve (1) a merger or consolidation of the Company and the shareholders of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding securities of the Company immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company. A change of control will not be deemed to have occurred: (A) solely because more than 50% of the combined voting power of the then outstanding voting securities of the Company are acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company, or (2) any person pursuant to the will or trust of any existing shareholder of the Company, or who is a member of the immediate family of such shareholder, or (3) any corporation which, immediately prior to or following such acquisition, is owned directly or indirectly by persons who were shareholders of the Company immediately prior to the acquisition in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; or (B) if executive agrees in writing that the transaction or event in question does not constitute a change of control for the purposes of the management continuity agreements.

DIRECTOR COMPENSATION

     Directors of the Company receive an annual retainer of $10,500. The Chairman and the Vice Chairman of the Board of Directors receive additional annual retainers of $16,800 and $10,500, respectively. Members of the Directors Loan Committee receive $350 per meeting attended. Members of the Board of Directors receive $800 for each special board meeting attended. Members of all other committees receive $350 per meeting attended.

     Directors and executive officers of the Company are also eligible to participate in the Company's Deferred Compensation Plan. The plan provides a means by which directors may defer the receipt of director fees to a later date, when presumably their income will be taxed at a lower tax rate. Similarly, executive officers may defer all or any portion of bonuses which they are awarded. Interest is credited to the deferred benefit accounts of the participants based on the average rate received for the prior month on the Bank's investment securities. As a result of an amendment to the plan in 2005, participants were permitted to have the investment performance of their deferred benefit account be measured as if it were invested in shares of the Company's common stock. Payment for these participants when they become eligible under the plan is to be in the form of Company common stock rather than cash.

401(K) PLAN AND ESOP

     The Bank maintains the 401(k) Plan, which is a tax-qualified profit sharing, 401(k) savings and employee stock ownership plan under Sections 401(a), 401(k) and 409 of the Internal Revenue Code. The 401(k) Plan provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. An employee is eligible to make salary reduction contributions in the 401(k) portion of the 401(k) Plan as of the first day of the month following the completion of one-quarter year of service in which the employee works 250 or more hours or, if later, the first day of the month following the employee's attainment of age 21. A participant is always 100% vested in his or her salary reduction contributions. An employee is eligible for Bank contributions in the matching and ESOP portions of the 401(k) Plan as of the first January 1 or July 1 following the completion of one-half year of service in which the employee works 500 or more hours or, if later, the first day of the month following the employee's attainment of age 21. The employee is immediately vested in any Bank matching contributions. The employee vests in discretionary Bank contributions to the ESOP after completing 5 years of service and is not vested in any portion of ESOP contributions until that time.

     Participants may make salary reduction contributions to the 401(k) Plan of up to 25% of their compensation or the legally permissible dollar limit, if less. The 401(k) Plan provides that, with respect to the first 3% of compensation contributed by the employee, the Bank will match 100% of such contribution. In addition, the Bank will match an additional 50% for any amount contributed by the employee in excess of 3% of compensation but not in excess of 6% of compensation.

     The Bank makes contributions at the discretion of the board to the ESOP portion of the 401(k) Plan. These contributions are allocated to employees' accounts in proportion to the percentage that each employee's compensation bears to the compensation of all eligible employees. In 2005, the ESOP financed the purchase of 38,501 shares of Company common stock for $770,020 by borrowing that amount from LaSalle Bank National Association. The ESOP will repay the loan with contributions by the Bank to the ESOP portion of the 401(k) Plan over a 6 year period. As the loan is repaid, the 38,501 shares of Company common stock will be allocated to employees' ESOP accounts in the 401(k) Plan in accordance with the plan and applicable federal law.

     All participants receive a quarterly detailed statement including information regarding market value of the participant's investment and all contributions made on his or her behalf. Any withdrawals prior to age 59 are subject to a 10% tax penalty. Participants may borrow against the vested portion of their accounts.

2004 STOCK COMPENSATION PLAN

     The 2004 Stock Compensation Plan was adopted by the board of directors on February 26, 2004, and approved by the shareholders at the 2004 annual meeting of shareholders held on April 27, 2004. An aggregate of 450,000 shares of common stock have been reserved under the 2004 Stock Compensation Plan. At December 31, 2005, 31,100 options to acquire shares of common stock had been granted, all of which are currently outstanding. None of the outstanding options are currently exercisable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, the members of the Compensation and Benefits Committee are Mr. Michael Kowalski, Mr. Sydney Ross, Mr. Longine Morawski, Ms. Catherine Revord (nonvoting) and Mr. Robert Cole (nonvoting). Mr. Cole is the current President and Chief Executive Officer of the Company, and Ms. Revord is the current Benefits Manager of the Company. While Mr. Cole and Ms. Revord were specifically excluded from any Committee discussion concerning their own compensation, they did participate in the Committee's discussion concerning other key executives' compensation. Neither Mr. Kowalski, Mr. Ross, nor Mr. Morawski is or ever was, an officer of the Company. No executive officer of the Company served as a director or on the compensation committee of any other entity in 2005. None of Mr. Kowalski, Mr. Ross or Mr. Morawski had any relationship with the Company which would have required disclosure under the caption "Transactions with Certain Related Persons" immediately below.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Company has had, and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its directors, officers and associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Company, do not involve more than a normal risk of collectability or present other unfavorable features. All loans to directors or executive officers of the Company require the approval of the Board of Directors, except that members requesting such loans are prohibited from attending the discussion or participating in the vote on such loan. During 2005, new loans totaling $0 were made to such persons and repayments totaled $178,786. As of December 31, 2005, directors and officers were indebted to the Company for loans totaling $1,261,658.

     Turner and Associates Consultants, for which a director, Edward H. Turner, serves as President, was engaged by the Company in 2005 for services in connection with loan review, credit, collections, litigation and administration. Turner and Associates Consultants received approximately $204,640 in 2005 for services rendered to the Company.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's common stock ("PSBG"), with the cumulative return for the NASDAQ Index, the $100 - $500 OTC-BB and Pink Banks and the Midwest Quadrant OTC-BB and Pink Banks Index over the same period, assuming the investment of $100 on December 31, 2000, and reinvestment of all dividends.

                                 PSB GROUP, INC.

                               [PERFORMANCE GRAPH]

                                                               PERIOD ENDING
                                      ---------------------------------------------------------------
INDEX                                 12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
-----                                 --------   --------   --------   --------   --------   --------
PSB Group, Inc.                         100.00    155.01     209.02     302.81     289.64     256.59
NASDAQ Composite                        100.00     79.18      54.44      82.09      89.59      91.54
SNL $100M-$500M OTC-BB & Pink Banks     100.00    115.19     138.18     187.69     226.86     251.93
SNL Midwest OTC-BB & Pink Banks         100.00     92.23     118.29     149.33     177.92     185.23

SOURCE: SNL FINANCIAL LC, CHARLOTTESVILLE, VA                     (434) 977-1600
(C) 2006                                                             www.snl.com

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

     The Compensation and Benefits Committee of the Board of Directors has adopted a compensation program based on the following compensation principles:

- The Company provides the level of total compensation necessary to attract and retain quality employees at all levels of the organization.

- Compensation is linked to performance and to the interests of the shareholders.

-    Incentive programs recognize both individual and corporate performance.

-    Compensation balances rewards for short-term and long-term results.

COMPENSATION METHODOLOGY

     The Company strives to provide a comprehensive compensation program that is competitive, in order to attract and retain qualified talent.

     Each year the Compensation and Benefits Committee reviews market data in order to assess the Company's competitive position in each component of compensation, including base salary, annual incentive and long-term incentive compensation.

     The primary market comparison for cash compensation is provided to the Company by an accounting firm. The comparison is a mix of institutions of the same size and operating within the same general market to recruit personnel.

     The descriptions that follow of the components of compensation contain additional detail regarding compensation methodology. Compensation decisions regarding individuals may also be based on factors such as individual performance and level of responsibility.

     The Committee has established a Salary Administration Plan, which provides for annual cash compensation consisting of base salary, commissions, and annual incentive. The relationship between base salary and annual incentive is based on salary grade. Personnel at higher-grade levels have a larger percentage of their total cash compensation contingent on the accomplishment of corporate objectives.

COMPONENTS OF COMPENSATION

BASE SALARY

     Annual base salary is designed to compensate personnel for their sustained performance. Salary is based on: (1) grade level; (2) individual performance; and (3) comparative survey data. The Committee approves in advance all salary increases for senior officers.

ANNUAL INCENTIVE

     The Salary Administration Plan establishes a fixed percentage of annual salary as an executive's target annual incentive opportunity. The Committee establishes the percentage based on comparative survey data on annual incentive opportunity in the compensation peer group. For executive officers, the maximum percentage is fifty percent of salary.

     The year 2005 annual incentive payment was based on objectives for net income and asset growth as well as a discretionary percentage.

     The following is the formula used to determine annual incentive payments for 2005:

          -    25% of the plan incentive is discretionary.

          -    50% on return on average equity.

          -    25% on asset growth.

     Participants receive no payment for an objective unless a minimum threshold is achieved. Payments may range from zero to one hundred percent of the target incentive.

     The Company achieved 60% of the corporate objectives for 2005.

CHIEF EXECUTIVE OFFICER

     Robert L. Cole became President and Chief Executive Officer in August of 1996 and is evaluated annually as to his personal performance and regarding his role in directing Company performance. The Compensation and Benefits Committee meets annually, in private, to review Mr. Cole's performance. The Committee considers bank performance, community involvement and Director/Chairman communication in considering Mr. Cole's compensation. The Human Resources department provides industry salary surveys to the Committee.

Salary and Annual Incentive

     - At the close of 2004, the Committee decided that Mr. Cole achieved a high level of his personal objectives. Therefore, Mr. Cole received a 3.6% percent salary increase for 2005.

     - The committee developed an executive bonus program based on achievement of specific bank performance objectives. Based on the Bank achieving varying levels of success of those objectives in 2005, and the evaluation of Mr. Cole's personal performance, an annual incentive of $37,120 was approved.

     - Mr. Cole's total annual compensation for 2005, including salary and annual incentive, were at the median for his position based on a survey of 118 Michigan community and commercial banks.

                     THE COMPENSATION AND BENEFITS COMMITTEE

Michael J. Kowalski          Catherine M. Revord (Nonvoting)
Longine V. Morawski          Sydney L. Ross
Robert L. Cole (Nonvoting)   David L. Wood

                             AUDIT COMMITTEE REPORT

     The Company's Audit Committee is comprised of four directors (Messrs. Jacobs, Morawski, Ross, and Wood). Mr. Jacobs, Mr. Morawski, Mr. Ross and Mr. Wood are independent, under the definition contained in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which was included as an appendix to the Proxy Statement in connection with the Company's 2004 annual meeting.

     In connection with the audited financial statements contained in the Company's 2005 Annual Report on Form 10-K for the fiscal year ended December 31, 2005, the Audit Committee reviewed and discussed the audited financial statements with management and Plante & Moran, PLLC. The Audit Committee discussed with Plante & Moran the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has also received the written disclosures and the letter from Plante & Moran required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

     Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

                               THE AUDIT COMMITTEE

Longine V. Morawski   James B. Jacobs
Sydney L. Ross        David L. Wood

                           COMPLIANCE WITH SECTION 16

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that all directors and executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934.

                       REQUIREMENTS, INCLUDING DEADLINES,
           FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

     Under our Bylaws, certain procedures are provided which a shareholder must follow to nominate persons for director or to introduce an item of business at an Annual Meeting of Shareholders. Nominations for directors or introduction of an item of business should be submitted in writing to the Company's president at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. The nomination or proposed item must be received:

          - no later than 90 days before the first anniversary of the preceding year's annual meeting of shareholders; and

          - no earlier than the close of business on the 120th day before the first anniversary of the preceding year's annual meeting of shareholders.

     The nomination must contain the following information about the nominee:

          -    name and address;

          - a description of all arrangements or understandings between the shareholder and the nominee;

          - the number and kinds of securities of the Company held by the nominee;

          - such other information regarding the proposed nominee as may be requested by the board of directors; and

          - a signed consent of the nominee to serve as a director of the Company, if elected.

         Notice of a proposed item of business must include:

          - a brief description of the matter and the reasons for introducing such matter at the Annual Meeting;

          -    the shareholder's name and address;

          - the class and number of shares of the Company's capital stock held by the shareholder; and

          -    any material interest of the shareholder in such business.

     The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

     A shareholder complying with the above procedures may still not be entitled to have its proposals included in next year's proxy statement. Under the rules of the SEC, shareholder proposals must be received by us in writing addressed to: David A. Wilson, Secretary at the office address set forth above no later than November 23, 2006 for inclusion in the proxy statement and form of proxy relating to that meeting.

     The discussion above is intended merely as a summary. Persons wishing to submit a proposal or a nominee for director should consult the Company's bylaws, a copy of which can be obtained free of charge by writing to David A. Wilson, Secretary at the office address set forth above.

     Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

     A COPY OF PSB GROUP, INC.'S 2005 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED BY SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO DAVID A. WILSON, SECRETARY, 1800 EAST 12 MILE ROAD, MADISON HEIGHTS, MICHIGAN 48071-2600.

                                        By Order of the Board of Directors,


                                        ----------------------------------------
                                        David A. Wilson
                                        Secretary

                                 PSB GROUP, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2006
                             2:00 P.M., EASTERN TIME

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official Proxy Committee of PSB Group, Inc. (the "Company"), with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held on Tuesday, April 25, 2006, at 2:00 p.m., at the Ukranian Cultural Center, 26601 Ryan Road, Warren, Michigan, and at any and all adjournments thereof, as indicated on this proxy.

Please be sure to sign and date this Proxy in the box below. Date
                                                                  --------------


-------------------------------------
Shareholder sign above

                                                                            WITH
                                                                      FOR   HOLD

1.   To elect three members of the Board of Directors for             [ ]    [ ]
     three-year terms.

     Class II - Term Expiring in 2009 James B. Jacobs Longine V.
     Morawski Edward H. Turner

                                                         FOR   AGAINST   ABSTAIN

2.   To ratify the selection of Plante & Moran, PLLC     [ ]     [ ]       [ ]
     as independent auditors of the Company for the 2006 fiscal year.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Our 2005 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

You can vote if you are a shareholder of record on March 1, 2006.

A majority of shares of common stock must be represented at the meeting. If there are insufficient shares, the meeting may be adjourned.

    DETACH ABOVE CARD, DATE, SIGN AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                 PSB GROUP,INC.

     THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY, OF A NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MARCH 23, 2006, AND THE ANNUAL REPORT TO SHAREHOLDERS.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------------

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